EXHIBIT 23.2



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                                          CONSENT OF RYDER SCOTT COMPANY

     We consent to the incorporation by reference in the Registration Statement of Cairn Energy USA, Inc. (the "Company") on Form S-8 of references to the results of our reserve review letter, dated January 1, 1996, in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.
                                            RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS


Houston, Texas
May 31, 1996


CORPDAL:47942.1  15467-00006